                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
               UNREGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2011
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                               AZTAR CORPORATION
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED NOVEMBER 20, 2001

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY AZTAR CORPORATION.

                 The Exchange Agent for the Exchange Offer is:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                  Deliver to:

                      U.S. Bank Trust National Association
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance Department

                                 By Facsimile:
                          (Eligible Institutions Only)

                                 (651) 244-1537
                          Reference: Aztar Corporation

                               For Information or
                           Confirmation by Telephone:

                                 (800) 934-6802

     ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE UNREGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2011 (THE "OLD NOTES"), FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2011 (THE "NEW NOTES"), PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) THE OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                     COMPLETING THIS LETTER OF TRANSMITTAL.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus dated November 20, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Aztar Corporation, a

Delaware corporation ("Aztar" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of the New Notes that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of the Old Notes. Recipients of the prospectus should read the requirements described in the prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes either:

     - if Old Notes are to be forwarded herewith; or

     - if tenders of Old Notes are to be made by book-entry transfer to an account maintained by U.S. Bank Trust National Association, as the Exchange Agent, at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     THE UNDERSIGNED HEREBY TENDERS FOR EXCHANGE THE OLD NOTES DESCRIBED IN THE BOX ENTITLED "DESCRIPTION OF TENDERED OLD NOTES" BELOW PURSUANT TO THE TERMS AND CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

                       DESCRIPTION OF TENDERED OLD NOTES

------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE
  NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                             PRINCIPAL AMOUNT          PRINCIPAL
    AS IT APPEARS ON THE 9% SENIOR SUBORDINATED          CERTIFICATE            OF OLD NOTES          AMOUNT OF OLD
                  NOTES DUE 2011                          NUMBER(S)            REPRESENTED BY       NOTES TENDERED FOR
            (PLEASE FILL IN, IF BLANK)                   OF OLD NOTES         CERTIFICATES(A)          EXCHANGE(B)
------------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------------
                                                         ---------------------------------------------------------------
                                                         ---------------------------------------------------------------
                                                         ---------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED FOR
   EXCHANGE
------------------------------------------------------------------------------------------------------------------------

(A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount of Old Notes Represented by Certificate(s)."

(B) The minimum permitted tender is $1,000 in principal amount of the Old Notes. All other tenders must be integral multiples of $1,000.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution
   -----------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s)
   -----------------------------------------------------------------------------

   Window Ticket Number (if any)
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery
   --------------------------------------------------------------------------

If Guaranteed Delivery is to be made By Book-Entry Transfer:

   Name of Tendering Institution
--------------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company, the Old Notes described above, pursuant to the Company's offer of $1,000 principal amount of the New Notes, in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

     3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

          (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes;

          (iv) if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules
     260.102.10 and 260.105.14 of the California Blue Sky Regulations;

          (v) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

          (vi) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or who tenders Old Notes in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in its series of interpretive no-action letters;

          (vii) the undersigned understands that a secondary resale transaction described in clause (vi) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

          (viii) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     5. The undersigned may, if and only if unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Notes registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of July 27, 2001 between the Company and the initial purchasers and filed as an exhibit to the registration statement of which the Prospectus is a part. Such election may be made by checking the box under "Special Registration Instructions." By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company, its respective directors and officers and each Person who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Old Notes or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Exchange and Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Exchange and Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Exchange and Registration Rights Agreement.

     6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Notes will be issued in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

     To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

   Mail [ ]       Issue [ ]       (check appropriate boxes) certificates to:

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (INCLUDING ZIP CODE)

                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (SEE ITEM 5)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the Shelf Registration described in the Exchange and Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Exchange and Registration Rights Agreement and summarized in Item 5 above.

     [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Exchange and Registration Rights Agreement and
(iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Exchange and Registration Rights Agreement and summarized in Item 5 above.

                                   SIGNATURE

     To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on the Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

Dated:
--------------------------------------------------------------------------------

Names(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 1)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------------------------------------------

                    PLEASE READ THE FOLLOWING INSTRUCTIONS,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule l7Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR ANY OF THE GUARANTORS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

               PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
  SUBSTITUTE
  FORM W-9



                                                                TIN

  ------------------------------------------------------------------------------

                                                            (Social Security
                                                         Number or Employer
                                                       Identification Number)

--------------------------------------------------------------------------------

  Department of
  the Treasury
  Internal
  Revenue Service



  Payor's Request for
  Taxpayer Identification
  Number ("TIN")
  and Certification
--------------------------------------------------------------------------------

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

   Signature Date
   ------------------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                     AND CERTIFY BY SIGNING AND DATING
                     BELOW

PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
                     (SEE INSTRUCTIONS)

PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The
                     number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                     THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

                     SIGNATURE DATE
                     ----------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
               UNREGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2011
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                               AZTAR CORPORATION
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED NOVEMBER 20, 2001

     As set forth in the Prospectus dated November 20, 2001 (as the same may be amended or supplemented from time to time the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 9% Senior Subordinated Notes due 2011 (the "Old Notes") of Aztar Corporation, a Delaware corporation, are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach U.S. Bank Trust National Association (the "Exchange Agent") on or prior to the expiration date or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2001, UNLESS THE EXCHANGE OFFER IS EXTENDED BY AZTAR CORPORATION.

                 The Exchange Agent for the Exchange Offer is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                  Deliver to:

                      U.S. Bank Trust National Association
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance Department

                                 By Facsimile:
                          (Eligible Institutions Only)
                                 (651) 244-1537
                          Reference: Aztar Corporation

                               For Information or
                           Confirmation by Telephone:
                                 (800) 934-6802

     ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Aztar Corporation, upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures."

Name(s) of Registered Holder(s):
----------------------------------------------------------------------

Aggregate Principal
Amount Tendered*: $
--------------------------------------------------------------------------------

Certificate No.(s)
(if available):
--------------------------------------------------------------------------------

(Total Principal Amount Represented by
Old Notes Certificate(s)):
-------------------------------------------------------------------------------

$
--------------------------------------------------------------------------------

If Old Notes will be tendered by book-entry transfer, provide the following information;

DTC Account Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

* Must be in denominations of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X ___________________________________        ___________________________________

X ___________________________________        ___________________________________
       SIGNATURE(S) OR OWNER(S)                             DATE
      OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: ________________________________________________

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other identity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver the Old Notes to the Exchange Agent, either to one of its addresses set forth above or to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


___________________________________________  ___________________________________________
               NAME OF FIRM                             AUTHORIZED SIGNATURE

___________________________________________  ___________________________________________
                  ADDRESS                                       TITLE

___________________________________________  ___________________________________________
                 ZIP CODE                              (PLEASE TYPE OR PRINT)

Area Code and Telephone                      Dated: ____________________________________

No.: _____________

          NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.

               LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS
                        REGARDING THE OFFER TO EXCHANGE
     $175,000,000 PRINCIPAL AMOUNT OF 9% SENIOR SUBORDINATED NOTES DUE 2011
                          FOR ANY AND ALL OUTSTANDING
     $175,000,000 PRINCIPAL AMOUNT OF 9% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF
                               AZTAR CORPORATION

To Registered Holders and The Depository Trust Company Participants:

     We are enclosing herewith the materials listed below relating to the offer by Aztar Corporation (the "Company") to exchange the Company's new 9% Senior Subordinated Notes due 2011 (the "New Notes"), that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of the Company's issued and outstanding 9% Senior Subordinated Notes due 2011 (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated November 20, 2001 (the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer").

     Enclosed herewith are copies of the following documents:

     1. Prospectus;

     2. Letter of Transmittal for your use and for the information of your clients;

     3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Old Notes and all other required documents cannot be delivered to the exchange agent prior to the Expiration Date;

     4. A form of letter which may be sent to your clients for whose account you hold definitive registered notes or book-entry interests representing Old Notes in your name or in the name of your nominee, and an instruction form for obtaining such client's instruction with regard to the Exchange Offer; and

     5. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup Federal income tax withholding.

     WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2001, UNLESS EXTENDED.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     To participate in the Exchange Offer, a beneficial holder must either:

     - cause to be delivered to U.S. Bank Trust National Association (the "Exchange Agent"), at the address set forth in the Letter of Transmittal, definitive registered notes representing Old Notes in proper form for transfer together with a properly executed Letter of Transmittal; or

     - cause a DTC Participant to tender such holder's Old Notes to the Exchange Agent's account maintained at the Depository Trust Company ("DTC") for the benefit of the Exchange Agent through DTC's Automated Tender Offer Program ("ATOP"), including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal.

     By complying with DTC's ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

     Pursuant to the Letter of Transmittal, each holder of Old Notes must represent to the Company that:

     - the New Notes or book-entry interests therein to be acquired by such holder and any beneficial owner(s) of such Old Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of the holder and any Beneficial Owner(s),

     - the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes,

     - if the holder or Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations,

     - if the holder or Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985,

     - the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or who tenders Old Notes in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in its series of interpretive "no-action" letters with respect to exchange offers,

     - the holder and each Beneficial Owner understand that a secondary resale transaction described in the previous bullet and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and

     - neither the holder nor any Beneficial Owner(s) is an "affiliate," as such term is defined in Rule 405 promulgated under the Securities Act, of the Company.

     Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in the seventh bullet above. If the tendering holder of Old Notes is a broker-dealer (whether or not it is also an "affiliate") or any Beneficial Owner(s) that will receive New Notes for its own or their account pursuant to the Exchange Offer, the tendering holder will represent on behalf of itself and the Beneficial Owner(s) that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities, and acknowledge on its own behalf and on the behalf of such Beneficial Owner(s) that it or they will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such tendering holder will not be deemed to admit that it or any Beneficial Owner is an "underwriter" within the meaning of the Securities Act.

     The enclosed "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form contains an authorization by the Beneficial Owners of Old Notes for you to make the foregoing representations.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in the section "The Exchange
Offer -- Transfer Taxes" of the enclosed Prospectus.

     The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction in which the making of the Exchange Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Exchange Offer. If, after such good faith effort, Aztar Corporation cannot comply with any such laws, the Exchange Offer will not be made to the holders residing in such jurisdiction.

     Additional copies of the enclosed material may be obtained from the Exchange Agent.

                                          Very truly yours,

                                          AZTAR CORPORATION

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

          LETTER TO BENEFICIAL HOLDERS REGARDING THE OFFER TO EXCHANGE
         ANY AND ALL OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2011
                                      FOR
                     9% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF

                               AZTAR CORPORATION
               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 20, 2001

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.

                                                               November 20, 2001

To Our Clients:

     Enclosed for you consideration is a Prospectus dated November 20, 2001 (the "Prospectus") and a Letter of Transmittal (the "Letter of Transmittal") that together constitute the offer (the "Exchange Offer") by Aztar Corporation, a Delaware corporation (the "Company"), to exchange up to $175,000,000 in principal amount of its 9% Senior Subordinated Notes due 2011 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all outstanding 9% Senior Subordinated Notes due 2011, issued and sold in a transaction exempt from registration under the Securities Act (the "Old Notes"), upon the terms and conditions set forth in the Prospectus. The Prospectus and Letter of Transmittal more fully describe the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     These materials are being forwarded to you as the beneficial owner of Old Notes carried by us for your account or benefit but not registered in your name. A tender of any Old Notes may be made only by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if they wish to tender Old Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish us to tender any or all of your Old Notes, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to tender your Old Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Old Notes on your behalf in accordance with the provisions of the Exchange Offer. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2001. Old Notes tendered pursuant to the Exchange Offer may be withdrawn, subject to the procedures described in the Prospectus, at any time prior to the Expiration Date.

     If you wish to have us tender any or all of your Old Notes held by us for your account or benefit, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender Old Notes held by us and registered in our name for your account or benefit.

              INSTRUCTION TO REGISTERED HOLDER OR DTC PARTICIPANT
                             FROM BENEFICIAL OWNER
                                      FOR
                     9% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF

                               AZTAR CORPORATION

     The undersigned hereby acknowledges receipt of the Prospectus dated November 20, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of Aztar Corporation and the accompanying Letter of Transmittal that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

     This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 9% Senior Subordinated Notes due 2011 (the "Old Notes") held by you for the account of the undersigned.

     The principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

                    $________ principal amount of Old Notes.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following principal amount of Old Notes (including the guarantees thereof) held by you for the account of the undersigned (insert amount of Old Notes to be tendered, if any):

                    $________ principal amount of Old Notes.

     [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized:

     - to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that

       - the New Notes or book-entry interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned,

       - the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes,

       - if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations,

       - if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

       - the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters,

       - the undersigned understands that a secondary resale transaction described in the fifth bullet above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities and Exchange Commission and

       - the undersigned is not an "affiliate," as such term is defined in Rule 405 promulgated under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation that it is not an "affiliate";

     - to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and

     - to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

     If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that is and "underwriter" within the meaning of the Securities Act.

     The purchaser status of the undersigned is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the
    Securities Act)

[ ] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2),
    (3) or (7) under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

[ ] Other (describe)
--------------------------------------------------------------------------------

                                   SIGN HERE

Name of Beneficial Owner(s):
--------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (please print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------

Date:
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------    ------------------------------------------------------------
                               GIVE THE                                                              GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:      SOCIAL SECURITY                    FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                               NUMBER OF --                                                          NUMBER OF --
--------------------------------------------------------------    ------------------------------------------------------------
 1. An individual's account    The individual                      8. Sole proprietorship            The Owner(4)
                                                                      account
 2. Two or more individuals    The actual owner of the account
    (joint account)            or, if combined funds, any one      9. A valid trust, estate, or      Legal entity (Do not
                               of the individuals(1)                  pension trust                  furnish the identifying
                                                                                                     number of the personal
 3. Husband and wife (joint    The actual owner of the account                                       representative or trustee
    account)                   or, if joint funds, either                                            unless the legal entity
                               person(1)                                                             itself is not designated
                                                                                                     in the account title)(5)
 4. Custodian account of a     The minor(2)
    minor (Uniform Gift to                                        10. Corporate account              The corporation
    Minors Act)
                                                                  11. Religious, charitable, or      The organization
 5. Adult and minor (joint     The adult or, if the minor             educational organization
    account)                   is the only contributor,               account
                               the minor(1)
                                                                  12. Partnership account held       The partnership
 6. Account in the name of     The ward, minor, or incompetent        in the name of the
    guardian or committee      person(3)                              business
    for a designated ward,
    minor, or incompetent                                         13. Association, club, or          The organization
    person                                                            other tax-exempt
                                                                      organization
 7. a. The usual revocable     The grantor-trustee(1)
       savings trust account                                      14. A broker or registered         The broker or nominee
       (grantor is also                                               nominee
       trustee)
                                                                  15. Account with the               The public entity
    b. So-called trust         The actual owner(1)                    Department of Agriculture
       account that is not                                            in the name of a public
       a legal or valid                                               entity (such as a State
       trust under State                                              or local government,
       law                                                            school district or
                                                                      prison) that receives
                                                                      agricultural program
                                                                      payments

--------------------------------------------------------------    -----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the valid trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:
-   A corporation.
-   A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan.
-   The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-   An international organization or any agency, or instrumentality thereof.
- A registered dealer in securities or commodities in the U.S. or a possession of the U.S.
-   A real estate investment trust.
-   A common trust fund operated by a bank under section 584(a).
-   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
-   An entity registered at all times under the Investment Company Act of 1940.
-   A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
-   Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-   Payments made by certain foreign organizations.
-   Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:
-   Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt interest dividends under section 852).
-   Payments described in section 6049(b)(5) to nonresident aliens.
-   Payments on tax-free covenant bonds under section 1451.
-   Payments made by certain foreign organizations.
-   Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning with January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

               PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

                             Part 1 - PLEASE PROVIDE YOUR TIN IN
                             THE BOX AT RIGHT AND CERTIFY BY          TIN______________________________
      SUBSTITUTE             SIGNING AND DATING BELOW                       (Social Security Number
       Form W-9                                                       or  Employer Identification Number)



                             Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT"
                             HERE
                             (SEE INSTRUCTIONS)________________________________________

     Department of           Part 3 - CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number
     the Treasury            shown on this form is my correct TIN (or I am waiting for a number to be issued
       Internal              to me), and (2) I am not subject to backup withholding because: (a) I am exempt
    Revenue Service          from backup withholding, or (b) I have not been notified by the Internal Revenue
                             Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that
                             I am no longer subject to backup withholding.




  Payor's Request for        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
Taxpayer Identification      THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP
    Number ("TIN")           WITHHOLDING
   and Certification

                             SIGNATURE___________________              DATE_________________




        You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATIVE OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR WITHIN 60 DAYS, THE PAYOR IS REQUIRED TO WITHHOLD 31 PERCENT OF ALL CASH PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

Signature______________________________________
Date____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.